UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549



                                   Form 8-K

                                CURRENT REPORT


               PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
                             EXCHANGE ACT OF 1934




Date of Report:                      May 9, 1996
(Date of earliest event reported)





                     ENRON GLOBAL POWER & PIPELINES L.L.C.
            (Exact name of registrant as specified in its charter)




        Delaware                       1-13584                 76-0456366
(State or other jurisdiction   (Commission File No.)        (I.R.S. Employer
  of incorporation or                                      Identification No.)
      organization)


     ENRON BUILDING                                               77002
    1400 SMITH STREET                                          (Zip Code)
     HOUSTON, TEXAS
  (Address of principal
   executive offices)



Registrant's telephone number,
  including area code:             (713) 853-1937


                                                                         PAGE

Item 7.  Financial Statements and Exhibits

(a)   Financial Statements of Acquired Business -
         Centragas - Transportadora de Gas de la Regi<o'>n
         Central de Enron Development & C<i'>a., S.C.A.

            Report of Independent Public Accountants .......................1

         Balance Sheets -
            December 31, 1994, 1995 and
            March 31, 1996 (Unaudited) .....................................2

         Statements of Income -
            Year Ended December 31, 1995 and Three Months
            Ended March 31, 1996 (Unaudited) ...............................4

         Statements of Cash Flows -
            Period from March 24, 1994 (date of inception)
            through December 31, 1994, Year Ended
            December 31, 1995 and Three Months Ended
            March 31, 1996 (Unaudited) .....................................5

         Statements of Changes in Financial Position -
            Period from March 24, 1994 (date of inception)
            through December 31, 1994, Year Ended
            December 31, 1995 and Three Months Ended
            March 31, 1996 (Unaudited) .....................................6

         Statements of Changes in Shareholders' Equity -
            Period from March 24, 1994 (date of inception)
            through December 31, 1994, Year Ended
            December 31, 1995 and Three Months Ended
            March 31, 1996 (Unaudited) .....................................7

         Notes to Financial Statements .....................................8

(b)   Pro Forma Financial Statements -
         Enron Global Power & Pipelines L.L.C.
         Pro Forma Consolidated Financial Statements (Unaudited) ..........20

         Pro Forma Consolidated Balance Sheet -
            March 31, 1996 ................................................21

         Pro Forma Consolidated Statements of Income -
            Year Ended December 31, 1995 ..................................22
            Three Months Ended March 31, 1996 .............................23

      Notes to Pro Forma Consolidated Financial Statements ................24

(c)   Exhibits
         23.1  Consent of Arthur Andersen & C<i'>a.........................27



                   REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

       (Translation of a report originally issued in Spanish-See Note 2)




To the shareholders of CENTRAGAS - Transportadora de Gas de la Regi<o'>n Central de Enron Development & C<i'>a., S.C.A.:


We have audited the accompanying balance sheet of CENTRAGAS - TRANSPORTADORA DE GAS DE LA REGION CENTRAL DE ENRON DEVELOPMENT & CIA., S.C.A. (a development stage enterprise) as of December 31, 1995 and 1994, the related statements of income for the year ended December 31, 1995, and the related statements of changes in shareholders' equity, changes in financial position and cash flows for the year ended December 31, 1995 and for the period from March 24, 1994 (date of inception) through December 31, 1994. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards in Colombia, which are in substantial agreement with those in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of CENTRAGAS - Transportadora de Gas de la Regi<o'>n Central de Enron Development & C<i'>a., S.C.A. (a development stage enterprise) as of December 31, 1995 and 1994, and the results of its operations, the changes in shareholders' equity, the changes in its financial position and its cash flows for the year ended December 31, 1995 and for the period from March 24, 1994 (date of inception) through December 31, 1994, in conformity with accounting principles generally accepted in Colombia applied on a consistent basis (See Note 2).



                                                  ARTHUR ANDERSEN & CIA


Bogot<a'>, Colombia,
  March 4, 1996

(Translation of financial statements originally issued in Spanish - See Note 2)

       CENTRAGAS - Transportadora de Gas de la Region Central de

    Enron Development & Cia., S.C.A. (A Development Stage Enterprise)

                                BALANCE SHEETS
                       (In Thousands of Colombian Pesos)

                                      ASSETS

                                      March 31,               DECEMBER 31,
                                        1996              1995          1994
                                     (Unaudited)
CURRENT ASSETS:
  Cash                                9,640,154         4,122,440         903,739
  Short-term investments             20,494,388        13,124,453      17,130,957
  Accounts receivable                21,181,435         7,047,195      93,690,205
  Inventory                              75,632             -               -
   Total current assets              51,391,609        24,294,088     111,724,901

PROPERTY AND EQUIPMENT, net         205,623,512       192,094,432      39,630,357

DEFERRED CHARGES                      1,960,415         2,489,738       2,014,264

DEFERRED MONETARY
  CORRECTION CHARGE                   1,307,528         1,178,138          95,928

   Total assets                     260,283,064       220,056,396     153,465,450

MEMORANDUM ACCOUNTS                  13,786,095        20,771,284     219,913,412



                                BALANCE SHEETS
                       (In Thousands of Colombian Pesos)


                     LIABILITIES AND SHAREHOLDERS' EQUITY

                                         March 31,            DECEMBER 31,
                                           1996         1995            1994
                                        (Unaudited)
CURRENT LIABILITIES:
   Suppliers                            21,563,922    16,359,068     3,096,874
   Accounts payable                      5,004,373     1,526,213     1,076,243
   Accrued liabilities                         510        53,763         -
      Total current liabilities         26,568,805    17,939,044     4,173,117

LONG TERM LIABILITIES:
   Equity advance                             -        23,522,179        -
   Notes payable                       175,878,136    163,975,722  142,978,440
   Deferred liabilities                  1,468,213      1,478,175        -
   Deferred monetary correction          1,321,012      1,191,795      119,133
   Others                                3,190,459      3,003,133        -

      Total liabilities                208,426,625    211,110,048  147,270,690

SHAREHOLDERS' EQUITY:
   Common stock-Col$1 par
     value; 50,000,000,000
     shares authorized;
     44,037,066,881 issued and paid
     as of March 31, 1996,
     5,965,641,507 issued
     and paid as of December
     31, 1995 and 1994                  44,037,067      5,965,642    5,965,642
   Legal reserves                          150,596         -             -
   Equity revaluation                    2,025,409      1,474,743      229,118
   Retained earnings                     5,643,367      1,505,963        -
      Total shareholders'
        equity                          51,856,439      8,946,348    6,194,760
   Total liabilities and
     shareholders' equity              260,283,064    220,056,396  153,465,450

MEMORANDUM ACCOUNTS                     13,786,095     20,771,284  219,913,412

     The accompanying notes are an integral part of these balance sheets.


                             STATEMENTS OF INCOME
                       (In Thousands of Colombian Pesos)

                                                Three Months
                                                    Ended         Year Ended
                                                  March 31,      December 31,
                                                    1996             1995
                                                (Unaudited)
OPERATING REVENUES                                15,992,569        6,013,311

OPERATING EXPENSES                                 3,544,721        2,551,043
      Operating income (loss)                     12,447,848        3,462,268

OTHER REVENUES (EXPENSES):
   Financial revenues                                 68,720            9,574
   Financial expenses                             (4,020,878)      (2,299,147)
   Monetary correction                             8,675,982        1,784,936
   Foreign exchange loss                          (9,361,884)      (1,451,793)
   Others                                             -                   125
      Income before income taxes                   7,809,788        1,505,963

COLOMBIAN INCOME TAXES                             2,166,421            -
   Net income                                      5,643,367        1,505,963


       The accompanying notes are an integral part of these statements.


                           STATEMENTS OF CASH FLOWS
                       (In Thousands of Colombian Pesos)

                                                                   Period from
                                                                  March 24,1994
                                                                    (Date of
                                       Three Months                Inception)
                                           Ended    Year Ended       Through
                                         March 31, December 31,   December 31,
                                           1996        1995           1994
                                        (Unaudited)
CASH FLOWS FROM OPERATING ACTIVITIES:
  Transportation tariff revenues        12,249,200     5,933,860         -
  Payments of operating fees             (552,219)      (206,345)        -
  Operating expenses, net                (234,664)      (294,569)        -
  General and administrative
    expenses, net                        (134,302)       (73,544)        -
  Financial expenses, net              (4,249,114)    (1,150,710)        -
   Net cash flows provided by
     operating activities                7,078,901      4,208,692        -

CASH FLOWS FROM INVESTING ACTIVITIES:
  Additions to property and equipment   (8,589,033)  (115,716,242)  (35,940,314)
  Additions to deferred charges            (41,069)      (402,362)     (981,288)
  Additions to furniture and fixtures     (110,396)      (127,471)      (27,119)
  Loans to related parties                     -       91,840,395   (91,840,395)
  Loans to third parties                       -        1,849,810    (1,849,810)
   Net cash flows used in investing
     activities                         (8,740,498)   (22,555,870)  (130,638,926)

CASH FLOWS FROM FINANCING ACTIVITIES:
  Prepayment of notes payable                  -       (5,962,804)        -
  Equity advance                               -       23,522,179        -
  Issuance of notes                            -           -         142,707,980
  Issuance of equity                    14,549,246         -           5,965,642
   Net cash flows from financing
     activities                         14,549,246     17,559,375    148,673,622
NET INCREASE (DECREASE) IN CASH AND
  CASH EQUIVALENTS                      12,887,649       (787,803)    18,034,696
CASH AND CASH EQUIVALENTS AT
  BEGINNING OF PERIOD                   17,246,893     18,034,696        -
CASH AND CASH EQUIVALENTS AT END OF
  PERIOD                                30,134,542     17,246,893     18,034,696

       The accompanying notes are an integral part of these statements.

                  STATEMENTS OF CHANGES IN FINANCIAL POSITION
                       (In Thousands of Colombian Pesos)


                                                                  Period from
                                                                March 24, 1994
                                                                   (Date of
                                      Three Months                Inception)
                                          Ended     Year Ended      Through
                                        March 31   December 31,  December 31,
                                          1996         1995          1994
                                       (Unaudited)
WORKING CAPITAL OBTAINED FROM:
Operations -
   Net income                           5,643,367     1,505,963         -
   Monetary correction                (8,675,982)    (1,768,115)        -
   Depreciation and amortization        3,220,736     1,542,112         -
     Total obtained from operations       188,121     1,279,960         -

  Equity advance                            -        23,522,179         -
  Increase in deferred liabilities          9,962     1,478,175         -
  Increase in long-term notes payable  11,902,414    20,997,282    142,707,980
  Issuance of equity                   14,549,246        -           5,965,642
  Other                                   187,326     3,003,133         -
   Total working capital obtained      26,837,069    50,280,729    148,673,622

WORKING CAPITAL USED IN:
  Additions to property and equipment  (6,792,574) (151,001,995)   (39,378,034)
  Additions to deferred charges          (221,368)     (475,474)    (1,743,804)
  Dividends payable                    (1,355,367)        -             -

INCREASE (DECREASE) IN
    WORKING CAPITAL                    18,467,760  (101,196,740)   107,551,784

CHANGES IN COMPONENTS OF
    WORKING CAPITAL:
  Cash and cash equivalents             5,517,714     3,218,701        903,739
  Short-term investments                7,369,935    (4,006,504)    17,130,957
  Accounts receivable                  14,134,240   (86,643,010)    93,690,205
  Inventory                                75,632         -             -
  Suppliers                            (5,204,854)  (13,262,194)    (3,096,874)
  Accounts payable                     (3,478,160)     (449,970)    (1,076,243)
  Accrued liabilities                      53,253       (53,763)         -

INCREASE IN WORKING CAPITAL            18,467,760  (101,196,740)   107,551,784

       The accompanying notes are an integral part of these statements.

                 STATEMENTS OF CHANGES IN SHAREHOLDERS' EQUITY

            FOR THE PERIOD FROM MARCH 24, 1994 (DATE OF INCEPTION)

          THROUGH DECEMBER 31, 1994, THE YEAR ENDED DECEMBER 31, 1995

           AND FOR THE THREE MONTHS ENDED MARCH 31, 1996 (UNAUDITED)
                       (In Thousands of Colombian Pesos)

                                  Paid in      Legal    Retained     Equity
                                  CAPITAL    RESERVES   EARNINGS   REVALUATION
BALANCES AS OF MARCH 24, 1994      15,000        -          -           -

  Capital contributions         5,950,642        -          -           -
  Inflation adjustment               -           -          -         229,118
BALANCES AS OF
  DECEMBER 31, 1994             5,965,642        -          -         229,118

  Net income                         -           -      1,505,963       -
  Inflation adjustment               -           -          -       1,245,625

BALANCES AS OF
  DECEMBER 31, 1995             5,965,642        -      1,505,963   1,474,743

  Capital contributions        38,071,425        -          -           -
  Net income                         -           -      5,643,367       -
  Appropriations approved by
   shareholders in general
   meeting
   Legal reserve                     -        150,596    (150,596)      -
   Dividends declared                -           -     (1,355,367)      -
  Inflation adjustment               -           -          -         550,666

BALANCES AS OF

  MARCH 31, 1996               44,037,067     150,596  5,643,367    2,025,409

       The accompanying notes are an integral part of these statements.

        NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 1995 AND 1994



1.    COMPANY OPERATIONS

CENTRAGAS - Transportadora de Gas de la Regi<o'>n Central de Enron Development & C<i'>a., S.C.A. ("CENTRAGAS" or the "Company") was incorporated on March 24, 1994, under the laws of the Republic of Colombia. On September 12, 1994 the Company changed its legal structure from a simple limited partnership ("sociedad en comandita simple") to a limited partnership by shares ("sociedad en comandita por acciones").

The Company's objective is to develop, build and operate a 578 kilometer pipeline from Ballena, on the northern coast of Colombia, to Barrancabermeja, in the central region of the country, under the terms of a 15-year Transportation Services Contract with Empresa Colombiana de Petr<o'>leos ("Ecopetrol"), the Colombian state-owned oil company. Pursuant to this contract, the Company is obligated to build, operate, maintain and ultimately transfer the pipeline to Ecopetrol. The total estimated construction cost of the pipeline is US$217 million.

On September 10, 1995, the Company received approval from Ecopetrol of the "transportation initiation date" for the first 237 kilometer sector of the pipeline from Ballena to Valledupar. Starting from that date the Company is receiving partial payments from Ecopetrol of the transportation tariffs as stated in the Transportation Services Contract.

On February 24, 1996, the Company obtained official approval of the final transportation initiation date. Starting from that date, the Company has the right to receive full tariff payments as stated in the Transportation Services Contract.

For the construction of the pipeline, the Company signed a US$77 million contract with Techint International Construction Corporation ("Tenco") on June 11, 1994.

On July 7, 1994, the Company signed two contracts with Promigas S.A. ("Promigas"). The first contract is for the inspection of the pipeline construction by Tenco and the second is for the operation and maintenance of the pipeline.


2.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

EXPLANATION ADDED FOR TRANSLATION INTO ENGLISH

These financial statements and notes to financial statements were translated into English from statements originally issued in Spanish. All amounts are stated in thousands of Colombian pesos ("Col$") unless otherwise noted. The statements are presented on the basis of generally accepted accounting principles in Colombia. Certain accounting principles applied by the Company that conform with generally accepted accounting principles in Colombia may not conform with generally accepted accounting principles in other countries.

The principal accounting policies used in the preparation of these financial statements are the following:

INVESTMENTS

Carried at cost, which does not exceed market value.

PROPERTY AND EQUIPMENT

Carried at cost adjusted for inflation. All costs involved in the construction of the pipeline, including right-of-way payments, engineering costs, inflation adjustments and net financing and pre-operating costs are capitalized during the construction period until the asset is substantially completed and ready for use. Depreciation of the pipeline is calculated under the straight-line method over an estimated useful life of 15 years (in accordance with the duration of the Transportation Services Contract with Ecopetrol). At the end of the 15-year period, Ecopetrol has the option to purchase the asset for a nominal amount.

Depreciation of furniture and fixtures is calculated under the straight-line method over an estimated useful life of ten years.

TRANSACTIONS IN FOREIGN CURRENCIES

Monetary assets and liabilities denominated in foreign currencies are translated into Colombian pesos at the exchange rate in effect at period end (Col$987.65 per US$1 on December 31, 1995, and Col$831.27 per US$1 on December 31, 1994). Foreign exchange losses generated by liabilities denominated in foreign currencies obtained to finance the cost of construction in process are capitalized until the asset is in condition to be used, as determined by official approval from Ecopetrol. All other foreign exchange gains and losses are included in results of operations.

INCOME TAXES

The provision for Colombian income taxes is based on book income, in order to properly match income for the period with the related costs and expenses.

The tax consequences of timing differences which imply the payment of a higher or lower current income tax are based on tax rates currently in effect, and are recorded as deferred income tax assets or liabilities and will be reversed to operations when the related timing differences reverse.

INFLATION ADJUSTMENTS

The historical costs of property, plant and equipment, equity, and other non-monetary items, as well as the revenues and expenses in the income statement, are adjusted for the inflation of the year. These adjustments are calculated using the inflation rate as determined by the National Administrative Department of Statistics ("DANE"). The inflation rate published by the DANE was 20.28% for 1995 and 12.73% for the period from April 1, 1994 through December 31, 1994.

Gains and losses from monetary corrections thus determined are included in results of operations. However, the inflation adjustment of capitalized construction costs is recorded as a deferred monetary correction credit during the pre-operating period. When the asset is placed in service, this deferred credit is amortized to income using the same method and useful life used to calculate depreciation of the capitalized costs. During the period in which the inflation adjustment on the capitalized construction cost is deferred, a proportional share of the inflation adjustment on equity will also be deferred. That adjustment is recorded as a deferred monetary correction charge and will be amortized over the useful life of the related assets.

The inflation adjusted amounts of the non-monetary assets do not purport to reflect current market values or replacement values. The Colombian inflation accounting rules do not alter the asset valuation criteria of the lower of cost or net realizable value. Amounts in the financial statements of the prior year are not restated in terms of the purchasing power of the currency at the close of the current year.

ADDITIONAL DISCLOSURES OF CASH FLOW INFORMATION

                                                         1995           1994
Payments of income taxes during the year                 6,404,119     39,901
Payments of interest                                    16,202,355       -
                                                        22,606,474     39,901

RECLASSIFICATIONS

Certain items in the 1994 financial statements have been reclassified to conform to the 1995 financial statement presentation.


3.    SHORT-TERM INVESTMENTS

As of December 31 short-term investments are detailed as follows:

                                                         1995           1994
Overnight operations                                  12,962,760  17,091,816
Trust funds                                              161,693      39,141
                                                      13,124,453  17,130,957

4.    ACCOUNTS RECEIVABLE

As of December 31 accounts receivable are detailed as follows:

                                                          1995         1994
Enron International Development
  Services, Inc.                                        476,813       746,117
Enron Development Corp.                                   7,994        36,039
Enron Wenchang Power C.V.                                    -     61,931,058
Smith/Enron Cogeneration Limited                             -     29,127,181
                                                         484,807   91,840,395
Tax advances                                           6,450,809       39,901
Others                                                   111,579    1,809,909
                                                       7,047,195   93,690,205

The  above  amounts  include  dollar  denominated  receivables   amounting   to
US$482,775 in 1995 and US$112,184,996 in 1994.

As of December 31, 1994, the related party accounts receivable balances correspond mainly to short-term loans of funds obtained from the issuance of the Notes (see Note 10). Additionally, the Company made payments amounting to US$25,604,235 in 1995 and US$32,730,159 in 1994 to a wholly owned subsidiary of Enron International Inc., which provided certain services to the Company including technical assistance, security, community integration, pipe procurement and project development assistance.


5.    PROPERTY AND EQUIPMENT

As of December 31 the detail of property and equipment is the following:

                                                      1995            1994
Pipeline                                          75,376,407            -
Furniture and fixtures                               163,924           27,119
Construction in process                          118,117,573       39,605,781
                                                 193,657,904       39,632,900
Less-accumulated depreciation                     (1,563,472)          (2,543)
                                                 192,094,432       39,630,357

As of December 31, 1995, construction in process includes engineering costs, mainline pipe, telecommunications and security systems, construction costs, net financing costs, right-of-way costs and inflation adjustments, incurred in the construction of the second and third sectors of the pipeline.


6.    DEFERRED CHARGES

As of December 31 deferred charges are detailed as follows:

                                                      1995            1994
Insurance                                            773,656        1,743,804
Discount on issuance of notes                        216,368          270,460
Right-of-way and non-insurable
      excusable events                             1,478,175             -
Other                                                 21,539             -
                                                   2,489,738        2,014,264

7.    SUPPLIERS

As of December 31 suppliers include the following balances denominated in foreign currency:

                                                     1995             1994
Enron International
  Development Services, Inc.                   US$12,866,056     US$    -
Enron Development Corp.                              642,458            -
Techint International Construction                 1,425,832            -
Skandia Seguros Generales S.A.                          -            917,290
John L. Wortham & Son                                   -            300,355
Lehman Brothers                                         -             82,203
Standard & Poor's Ratings Group                         -             64,455
Other                                                 84,194         115,130
                                               US$15,018,540   US$ 1,479,433

8.    ACCOUNTS PAYABLE

As of December 31 accounts payable are detailed as follows:

                                                       1995            1994
Stamp taxes                                            2,238          372,239
Accrued financial costs                            1,455,284          638,108
Withholding taxes payable                             68,691           65,896
                                                   1,526,213        1,076,243

9.    INCOME TAXES

The Company is subject to income taxes equivalent to 30% of taxable income. For taxable years from 1994 to 1995 the Company is also subject to a 25% surcharge which is computed on the net income tax determined for each taxable year. This results in a combined statutory rate of 37.5%. This surcharge is itself deductible for income tax purposes in the year it is completely paid. Starting in 1996 the income tax rate will be 35%. Income taxes are computed taking into account the tax effects of inflation adjustments.

During 1995 and 1994 the Company did not compute income taxes based on presumptive minimum taxable income because it was a Development Stage Enterprise for tax purposes, as defined by Colombian tax rules. The effective income tax rate for 1995 differs from the 37.5% statutory rate due to permanent differences between book profits and taxable income. The main permanent difference is the "theoretical deduction" established in the tax code to reduce the tax effects of the application of taxable inflation adjustments.


10.   NOTES PAYABLE

In order to obtain funds to finance the construction of the pipeline, on December 16, 1994, the Company issued notes amounting to US$172 million. The notes are secured by the pipeline and related assets. The notes will be paid in equal quarterly installments starting June 1, 1998, through December 1, 2010. Interest on the notes will be payable quarterly in arrears starting March 1, 1995, at a 10.65% annual interest rate.

Interest payable on these notes amounts to US$1,473,482 as of December 31, 1995 (US$763,250 as of December 31, 1994).

Pursuant to the issuance of the notes, the Company executed an Indenture Contract with The Bank of New York (Trustee for the funds from the issuance) which establishes that the Company is subject to various covenants covering, among others, the Company's legal structure, information requirements, insurance coverage and debt service coverage ratios.

On December 1, 1995, the Company made a prepayment of the principal of the notes amounting to US$5,973,855. This prepayment was made to comply with certain special clauses stated in the Indenture Contract signed with The Bank of New York and related to the terms of payment of the notes.


11.   SHAREHOLDERS' EQUITY

As of December 31, 1995, the common shares of the Company are represented by 50,000,000,000 common shares with a par value of Col$1 per share, of which 5,965,641,507 common shares are authorized, issued and paid.

As of December 31, 1994, the shareholders of the Company are detailed as follows:

                                                      Number of
                                                       SHARES      PERCENTAGE
Enron Development Corp., Colombia
        Branch (General Partner)                     59,655,217       1.000
Enron Pipeline Colombia C.V.                      5,666,764,066      94.990
Enron Colombia Investments C.V.                     238,327,378       3.995
Enron International Inc.                                298,282       0.005
Enron International Development
        Services, Inc.                                  298,282       0.005
Enron Pipeline Company Colombia G.P. Inc.               298,282       0.005
                                                  5,965,641,507     100.000

As of December 31, 1995, the shareholders of the Company are detailed as follows:

                                                     Number of
                                                     SHARES        PERCENTAGE
Enron Development Corp., Colombia
  Branch (General Partner)                           59,655,217       1.000
Enron Pipeline Colombia
  Limited Partnership                             3,728,525,942      62.500
Enron Colombia Investments Limited
  Partnership                                     2,176,565,502      36.485
Enron International Inc.                                298,282       0.005
Enron International Development
  Services, Inc.                                        298,282       0.005
Enron Pipeline Company
  Colombia S.P. Inc.                                    298,282       0.005
                                                  5,965,641,507     100.000

In December 1995, some of the shareholders agreed to sell their shares in Centragas to Tomen Corp. and to Promigas based on subscribed capital. In 1996 when this operation has been completed, Tomen and Promigas will each own 25% of the subscribed and paid capital of Centragas.

Under the terms of the Transportation Services Contract with Ecopetrol, the General Partner (the Colombia branch of Enron Development Corp.) must maintain its participation of 1% in the total equity of the Company.

An  agreement  signed between the Company and The Bank of New York obliges  the
shareholders  to   make  any  additional  contributions  required  to  pay  any additional costs incurred in the construction of the pipeline.

Until such time as the  Company  is  dissolved  or  otherwise terminated, Enron
Development Corp. shall be the General Partner and, as such, undertakes to administer and represent the Company directly or through one or more delegates appointed under its exclusive responsibility and according to the terms of the By-laws, and shall have joint and unlimited liability, together with the Company, for the operations of the Company. The General Partner may acquire and sell shares without losing its capacity as General Partner. In addition to the General Partner, the Company has limited liability shareholders whose liability for the obligations of the Company is limited to the sum of their respective shareholdings.

The Colombian tax rate on dividends paid to non-resident foreigners is 8% in 1995 and 7% in 1996 and subsequent years.

Companies are required to appropriate at least 10% of net income to the legal reserve until such reserve amounts to at least 50% of subscribed capital. This reserve cannot be distributed as dividends but can be used to absorb losses.

The equity revaluation, which results from the inflation adjustment of equity, cannot be distributed as dividends, although it can be capitalized free of taxes.


12.   EFFECTS OF INFLATION ACCOUNTING

The effects of the inflation adjustment on the balance sheets  as  of  December
31, 1995 and 1994 and in the statement of income for the periods then ended are detailed as follows:


                                                         1995            1994
Property and equipment, net                          (1,931,530)       (2,852)
Equity revaluation                                       163,415      133,190
Net effect of inflation adjustment on
  operations                                         (1,768,115)      130,338

Inflation adjustments of income statement
  accounts                                             (458,467)         (226)
  Total monetary correction                          (2,226,582)      130,112
Monetary correction capitalized
  as Property, Plant & Equipment                        395,176      (130,112)

Monetary correction included
  in operations                                      (1,831,406)          -


13.   MEMORANDUM ACCOUNTS

As of December 31, 1995 and 1994 memorandum accounts correspond mainly to the estimated value of the Company's pending contractual obligations as established by the contracts signed with Promigas, Ecopetrol, Tenco, and Enron International Development Services, Inc., in relation to the construction of the pipeline. Additionally, in 1994 these accounts included the funds deposited by Ecopetrol in an emergency account, as established in the Transportation Services Contract signed between Ecopetrol and the Company. These funds can only be used by the Company to cover certain future events, called "non-insurable excusable events."


14.   INTERIM FINANCIAL STATEMENTS (UNAUDITED)

The interim financial statements as of March 31, 1996, have been prepared by the Company's management without audit. Such financial statements reflect all adjustments (consisting only of normal recurring entries) which are, in the opinion of management, necessary for a fair presentation of the financial position, results of operations, changes in shareholders' equity, changes in working capital and cash flows at and for such interim period. Interim period results are not necessarily indicative of the results to be achieved for an entire year.

The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from the estimates.

Pursuant to agreements signed in 1995, during the first quarter of 1996 Enron Pipeline Colombia Limited Partnership sold shares representing a 25% interest in Centragas to Tomen Corp. and Enron Colombia Investments Limited Partnership sold shares representing a 25% interest in Centragas to Promigas. During May of 1996, Enron Corp. ("Enron") sold its remaining 50% indirect interest in Centragas to Enron Global Power & Pipelines L.L.C. ("EPP"). In July 1996, Enron received notice from Ecopetrol consenting to Enron's transfer of its general partnership interest to EPP or a designated subsidiary of EPP. Once these transactions are consummated, Centragas will be owned, directly or indirectly, by EPP (50%), Promigas (25%) and Tomen Corp. (25%).

The exchange rate in effect at March 31, 1996, was Col$1,048 per US$1.

Supplemental cash flow information:

During the quarter ended March 31, 1996, cash paid for interest was 4,289,694 and no cash was paid for income taxes.


15. SUMMARY OF SIGNIFICANT DIFFERENCES BETWEEN COLOMBIAN AND UNITED STATES GENERALLY ACCEPTED ACCOUNTING PRINCIPLES (GAAP)

The accompanying financial statements have been prepared in accordance with Colombian GAAP which differs in certain respects from those applicable in the United States of America ("U.S. GAAP").

The differences have been reflected in the financial information provided below and principally relate to the following items:

(a)ADJUSTMENT OF FINANCIAL STATEMENTS FOR INFLATION:

As further discussed in Note 2, Colombian GAAP requires that non-monetary asset, liability and equity accounts and all income statement accounts be adjusted for the current year impacts of inflation.

This adjustment affects current year financial statement amounts only and does not affect prior period financial statement balances. U.S. GAAP generally requires the use of the historical cost basis of accounting and does not allow the recognition of the effects of inflation on financial statement balances.

(b)   FUNCTIONAL CURRENCY:

The functional currency of the Company is the U.S. dollar. These Colombian GAAP financial statements have been prepared using the Colombian Peso. To appropriately state the results of the Company in U.S. Dollars in accordance with U.S. GAAP, the balances and transactions of the Company have been remeasured in accordance with Statement of Financial Accounting Standards No. 52 - "Foreign Currency Translation" (SFAS No. 52). In connection with the remeasurement process, all transaction gains and losses in the Colombian Peso financial statements resulting from transactions denominated in the U.S. Dollar have been eliminated.

(c)   CAPITALIZATION OF INTEREST DURING CONSTRUCTION:

Colombian GAAP allows for the capitalization of all interest costs incurred during the development stage of an entity. Under U.S. GAAP, Statement of Financial Accounting Standards No. 34 - "Capitalization of Interest Cost" allows for the capitalization of interest cost on expenditures made during the construction phase of an asset on a theoretical avoided cost basis.

(d)   DEFERRED TAXES:

Colombian GAAP requires the use of the deferred method to account for deferred taxes. U.S. GAAP requires the use of the asset and liability approach to account for deferred taxes. Under U.S. GAAP, Statement of Financial Accounting Standards No. 109 - "Accounting for Income Taxes" requires that deferred tax assets and liabilities are recognized based on anticipated future tax consequences attributable to differences between financial statement carrying amounts of assets and liabilities and their respective tax basis. The primary difference between the book and tax basis of assets and liabilities relates to the capitalization for Colombian tax purposes of all interest costs as discussed above.

(e)RECONCILIATION OF NET INCOME AND SHAREHOLDERS' EQUITY TO U.S. GAAP:

The following is a summary of the significant adjustments to net income for the year ended December 31, 1995, and the three months ended March 31, 1996 and to shareholders' equity as of December 31, 1994, 1995 and March 31, 1996, which would be required if U.S. GAAP had been applied instead of Colombian GAAP in the accompanying financial statements. Had U.S. GAAP been applied to the net income for 1994, the results would not have materially differed from those under Colombian GAAP.

                                              Quarter Ended        Year Ended
                                                March 31,         December 31,
                                                  1996                1995
                                               (Unaudited)
Net Income in accordance with Colombian
  GAAP                                      Col$  5,643,367    Col$ 1,505,963
U.S. GAAP adjustments:
  Elimination of transaction losses
   related to U.S. Dollar denominated
   transactions                                   9,361,884         1,451,793
  Elimination of effects of inflation            (8,772,738)       (1,831,406)
  Others, not individually
   significant                                     (126,218)           45,489
                                             COL$ 6,106,295    COL$ 1,171,839
Equivalent amount after remeasurement
  according to SFAS No. 52                   US$  5,510,651     US$   950,937
  Interest capitalized for Colombian GAAP            30,606        (1,836,397)
  Deferred Income Taxes                             (10,713)          642,739

Approximate net income (loss) in
  accordance with U.S. GAAP                  US$  5,530,544      US$ (242,721)


                                     March 31,    December 31,   December 31,
                                       1996           1995           1994
                                    (Unaudited)
Shareholders' equity in
   accordance with Colombian
   GAAP                         Col$ 51,856,439   Col$ 8,946,348  Col$ 6,194,760
U.S. GAAP adjustments:
  Elimination of effects of
   inflation on the equity
   revaluation                       (2,025,409)      (1,474,743)       (229,118)
  Elimination of transaction
   losses related to U.S.
   Dollar denominated
   transactions                      10,813,677        1,451,793             -
  Elimination of effects
   of inflation included
   in net income                    (10,604,144)      (1,831,406)            -
  Others, not individually
   significant                          (80,729)          45,489             -
                                COL$ 49,959,834  COL$  7,137,481  COL$ 5,965,642
Equivalent amount after
  remeasurement according
  to SFAS No. 52                 US$ 50,168,780   US$  8,200,804   US$ 7,249,867
  Interest capitalized for
    Colombian GAAP                   (1,805,791)      (1,836,397)           -
  Deferred Income Taxes                 632,026          642,739            -
Approximate shareholders'
  equity in accordance with
  U.S. GAAP                      US$ 48,995,015   US$  7,007,146   US$ 7,249,867



                  PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

      The following pro forma consolidated financial statements reflect the acquisition by Enron Global Power & Pipelines L.L.C. ("EPP") of a 50% equity interest in the net assets of CENTRAGAS - Transportadora de Gas de la Regi<o'>n Central de Enron Development & C<i'>a S.C.A. ("Centragas") on May 9, 1996, as more fully discussed in the related notes. The pro forma consolidated financial statements should be read in conjunction with the historical financial statements of EPP included in its Annual Report on Form 10-K for the year ended December 31, 1995, EPP's Quarterly Report on Form 10-Q for the
quarter ended March 31, 1996, and the historical financial statements of Centragas included elsewhere in this Form 8-K. The pro forma adjustments have been revised from those previously included in EPP's 10-Q and are based on current information about Centragas' assets, liabilities and results of operations. The pro forma consolidated financial statements are not intended to be indicative of actual operating results or financial position had the transactions occurred earlier, nor do they purport to indicate operating results or financial position which may be attained in the future.


                     ENRON GLOBAL POWER & PIPELINES L.L.C.

                     PRO FORMA CONSOLIDATED BALANCE SHEET

                             AS OF MARCH 31, 1996

                    (In Thousands of United States Dollars)

                                  (Unaudited)


                                      HISTORICAL     ADJUSTMENTS    PRO FORMA
ASSETS
Current Assets
  Cash and cash equivalents          $   34,106      $      -       $  34,106
  Accounts receivable                     3,595             -           3,595

   Total Current Assets                  37,701             -          37,701
Investments in and Advances to
  Unconsolidated Subsidiaries           155,339        25,144  (A)    180,483
Other                                       620             -             620

Total Assets                         $  193,660      $ 25,144       $ 218,804

LIABILITIES AND SHAREHOLDERS' EQUITY
Current Liabilities
  Accounts payable                   $    6,357      $    850   (B) $   7,207
  Accrued taxes                           3,079             -           3,079

   Total Current Liabilities              9,436           850          10,286
Deferred Income Taxes                     2,790           186   (C)     2,976
Shareholders' Equity
  Common shares                         156,738        22,500   (A)   179,238
  Retained earnings                      24,696         1,608   (A)    26,304

   Total Shareholders' Equity           181,434        24,108         205,542
Total Liabilities and Shareholders'
  Equity                             $  193,660      $ 25,144       $ 218,804

The accompanying notes are an integral part of these consolidated financial statements.

                     ENRON GLOBAL POWER & PIPELINES L.L.C.

                  PRO FORMA CONSOLIDATED STATEMENT OF INCOME

                     FOR THE YEAR ENDED DECEMBER 31, 1995

       (In Thousands of United States Dollars, Except Per Share Amounts)

                                  (Unaudited)

                                      HISTORICAL     ADJUSTMENTS    PRO FORMA
Technical Assistance Fees            $   10,033      $     -        $  10,033
Equity in Earnings of
  Unconsolidated Subsidiaries:
  Pipeline operations                    22,154         (121)  (D)     22,033
  Power operations                       11,274            -           11,274

Equity in Earnings and Technical
  Assistance Fees                        43,461         (121)          43,340
General and Administrative Expenses      (6,036)            -          (6,036)
Taxes Other Than Income                    (600)            -            (600)
Other Income (Expense), net               1,773         (850)    (B)      923
Income Before Income Taxes               38,598         (971)          37,627
Income Taxes                              3,571           (8)    (C)    3,563

Net Income                           $   35,027      $  (963)       $  34,064

Net Income Per Common Share          $     1.68                     $    1.52
Average Number of Common Shares
  Used in Computation                    20,842                        22,419

The accompanying notes are an integral part of these consolidated financial statements.


                     ENRON GLOBAL POWER & PIPELINES L.L.C

                  PRO FORMA CONSOLIDATED STATEMENT OF INCOME

                   FOR THE THREE MONTHS ENDED MARCH 31, 1996

                    (In Thousands of United States Dollars,
                           Except Per Share Amounts)

                                  (Unaudited)



                                   HISTORICAL     ADJUSTMENTS     PRO FORMA
Technical Assistance Fees          $    2,604      $     -        $   2,604
  Equity in Earnings of
   Unconsolidated Subsidiaries:
  Pipeline operations                   6,090         2,765 (D)       8,855
  Power operations                      2,277             -           2,277

Equity in Earnings and Technical
  Assistance Fees                      10,971         2,765          13,736
General and Administrative Expenses   (1,592)            -           (1,592)
Taxes Other Than Income                 (143)            -             (143)
Other Income (Expense), net              323            -               323

Income Before Income Taxes             9,559         2,765           12,324
Income Taxes                           1,019           194  (C)       1,213

Net Income                        $    8,540      $  2,571       $   11,111

Net Income Per Common Share       $     0.41                     $     0.50

Average Number of Common Shares
  Used in Computation                 20,863                         22,440

The accompanying notes are an integral part of these consolidated financial statements.


                     Enron Global Power & Pipelines L.L.C.

             Notes to Pro Forma Consolidated Financial Statements


On May 9, 1996 Enron Global Power & Pipelines L.L.C. (EPP) purchased (a) 100% of the common stock of Enron Commercial Finance, Ltd. (ECFL) and (b) the right to later acquire at no cost (once certain third party consents are obtained) a 1% general partnership interest in Centragas (as defined below) from Enron Corp. in exchange for 1,576,808 common shares of EPP. ECFL owns 100% of the common stock of Enron Colombia Transportation, Ltd. (ECTL), a .015% limited partnership interest in CENTRAGAS - Transportadora de Gas de la Regi<o'>n Central de Enron Development & C<i'>a S.C.A. (Centragas) and 99% limited partnership interests in Enron Pipeline Colombia Limited Partnership (EPCLP) and Enron Colombia Investments Limited Partnership (ECILP). ECTL owns a 1% general partner interest in EPCLP and ECILP. EPCLP and ECILP own a 37.5% and a 11.485% limited partnership interest in Centragas, respectively. Enron Development Corp. - Colombia Branch currently owns a 1% general partnership interest in Centragas.

The pro forma consolidated financial statements illustrate the effects of EPP's acquisition of an indirect 50% equity interest in Centragas and the related financing of the transaction. The pro forma consolidated financial statements have been prepared as if the transactions had taken place on March 31, 1996 in the case of the pro forma consolidated balance sheet, or as of January 1, 1995 in the case of the pro forma consolidated statements of income.

As the acquisitions were made from Enron Corp. they will be accounted for in a manner similar to a pooling of interest. EPP's investment will be based on the
historical investment balance  of  Enron  Corp.   The  difference  between  the
acquisition  price and the historical investment balance will be included as an
adjustment to  EPP's  equity  account.   Since  prior  period  earnings are not
material, prior period opening retained earnings will be restated for the related equity in earnings.

Centragas reached full commercial operations on February 24, 1996, and accordingly, the results for the quarter ended March 31, 1996 will not be indicative of the results anticipated for future quarters or annual periods of operations. Additionally, included in the results of Centragas for the quarter ended March 31, 1996 are equity in earnings of $1.5 million related to a bonus for the early completion of construction of the pipeline assets.

(A) Reflects the investment in Centragas and the issuance of EPP common shares related to the purchase of the 50% equity interest in Centragas. The investment includes EPP's proportionate share of dividends declared but not distributed by Centragas.

(B) Reflects the estimated costs incurred by EPP associated with the purchase of the interest in Centragas.

(C) Reflects deferred income taxes associated with a 7% Colombian withholding tax which will be assessed when Centragas earnings are dividended to EPP.

(D)   Reflects EPP's 50% share in the equity in earnings of Centragas.


                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                          ENRON GLOBAL POWER & PIPELINES L.L.C.



Date:  July 19, 1996               By:             /S/ PAULA H. RIEKER
                                                     Paula H. Rieker
                                                   Vice President and
                                                 Chief Financial Officer